UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the
Securities Exchange Act of 1934

Date of Report: October 1, 2011
(Date of earliest event reported)

Asure Software, Inc.
 (Exact name of registrant as specified in its charter)

Texas	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                              Financial Statements and Exhibits.

On October 1, 2011, the Asure Software, Inc. (“Asure”) through ADI Software, LLC, a wholly owned subsidiary of the Company (“Purchaser”), purchased substantially all of the assets and assumed certain liabilities of ADI Time, LLC (“Seller”) relating to its time and attendance software and management services business, pursuant to an Asset Purchase Agreement (“APA”) by and among the Company, Purchaser and Seller. This amendment is filed by Asure to provide certain required financial information pursuant to Item 9.01 of Form 8-K.

(a)		Financial statements of businesses acquired—included herein are:

	(1)	Exhibit 99.1 - Audited Financial Statements for ADI Time, LLC as of December 31, 2009 and 2010 for the years then ended and the accompanying report of independent auditors; and

	(2)	Exhibit 99.2 - Unaudited Financial Statements for ADI Time, LLC for the nine months ended September 30, 2011 and 2010.

(b)
Pro forma financial information—Included herein as Exhibit 99.3 are the unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the pro forma condensed combined Statements of Operations for the twelve months ended December 31, 2010 and nine months ended September, 2011.

(d)		Exhibits.

Exhibit No.	Description
23.1	Consent of Ward Fisher & Company LLP

99.1	Audited Financial Statements for ADI Time, LLC as of December 31, 2010 and 2009 for the years then ended and the accompanying report of independent auditors.

99.2	Unaudited Balance Sheet for ADI Time, LLC for the period ended December 31, 2010 and September 30, 2011 and Income Statement and Cash Flows for the nine months ended September 30, 2011 and 2010.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the condensed combined Statements of Operations for the nine month period ended September  30, 2011 and the fiscal year ended December 31, 2010 with respect to the acquisition of ADI Time, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Date: December 16, 2011	By:	/s/David Scoglio
David Scoglio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ward Fisher & Company LLP

99.1	Audited Financial Statements for ADI Time, LLC as of December 31, 2010 and 2009 for the years then ended and the accompanying report of independent auditors.

99.2	Unaudited Balance Sheet for ADI Time, LLC for the period ended December 31, 2010 and September 30, 2011 and Income Statement and Cash Flows for the nine months ended September 30, 2011 and 2010.

99.3
Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of September 30, 2011 and the condensed combined Statements of Operations for the nine month period ended September  30, 2011 and the fiscal year ended December 31, 2010 with respect to the acquisition of ADI Time, LLC